UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 3, 2005


                               SAN Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

              Colorado                          0-16423                      84-0907969
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
  (State or other jurisdiction of          (Commission File         (IRS Employer Identification
           incorporation)                       Number)                        Number)


               9800 Pyramid Court, Suite 130, Englewood, CO 80112
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 660-3933
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               Registrant's telephone number, including area code


                                      None
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 3, 2005, SAN Holdings, Inc. (the "Company") increased the borrowing availability from $10 million to $11.5 million under the revolving credit facility (the "Harris Facility") that the Company maintains with Harris N.A. (formerly known as Harris Trust and Savings Bank) ("Harris Trust"). The revolving credit facility was established pursuant to the Harris Loan Authorization Agreement dated May 16, 2003 that was filed as an exhibit to the Company's amended Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2003, as amended February 16, 2005.

         The purpose of the increase in borrowing availability on the Harris Facility was to provide additional working capital to the Company.

         As a condition precedent to the amendment of the Harris Facility, on June 3, 2005, an affiliate of the Company's majority shareholder (the
"Guarantor"), Sun Solunet LLC ("Sun Solunet"), increased the amount of the ongoing guaranty of the debt incurred by the Company under the Harris Facility. In consideration for the $1.5 million increase in the guaranty, the Company expects to authorize the issuance of a warrant to purchase shares of the Company's common stock to Sun Solunet.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                         DESCRIPTION

        10.01        Amendment to the Harris Loan Authorization Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      SAN HOLDINGS, INC.


                                      By: /s/ Robert C. Ogden
                                          --------------------------------------
                                          Robert C. Ogden, Vice President, Chief
                                          Financial Officer and Secretary


                                      Date: June 7, 2005


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